UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2003

T. Rowe Price Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-32191	52-2264646
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Pratt Street, Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 345-2000

Item 9.    Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition).

     The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”:

     On April 10, 2003 T. Rowe Price Group, Inc. issued a press release reporting estimates of certain preliminary first quarter 2003 results and preliminary remarks from the 2003 annual meeting of stockholders. The press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

99.1	Press Release issued April 10, 2003

[Signature on following page.]

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. ROWE PRICE GROUP, INC.

/s/ Cristina Wasiak Name: Cristina Wasiak Title: Vice President and Chief Financial Officer

Date:  April 16, 2003

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued April 10, 2003